FEBRUARY 13, 2025
SUPPLEMENT TO
HARTFORD STRATEGIC INCOME ETF SUMMARY PROSPECTUS
DATED NOVEMBER 27, 2024
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
Effective as of April 15, 2025, the ticker for Hartford Strategic Income ETF will change from HSUN to HFSI.
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7705ETF
February 2025